Exhibit 99.1

Jeff Hansen

Investor Relations

Marriott Vacations Worldwide

407.206.6149

jeff.hansen@mvwc.com

Ed Kinney

Corporate Communications

Marriott Vacations Worldwide

407.206.6278

ed.kinney@mvwc.com

Marriott Vacations Worldwide Announces Pricing of $750 Million of

6.5% Senior Notes

ORLANDO, Fla. – August 9, 2018 – Marriott Vacations Worldwide Corporation (NYSE: VAC) (“Marriott Vacations Worldwide,” “we,” “us” or “our”) today announced that its wholly owned subsidiary, Marriott Ownership Resorts, Inc. (the “Issuer”), priced an offering of $750 million aggregate principal amount of its senior notes due 2026 (the “Notes”) in a private placement.

The Notes are being issued in connection with the previously announced proposed combination (the “Combination Transactions”) of Marriott Vacations Worldwide with ILG, Inc. (“ILG”). The Issuer intends to use the net proceeds from the Notes offering, together with borrowings under the New Credit Facilities (as defined below) and MVW’s and ILG’s cash on hand, to (i) pay the cash consideration for the Combination Transactions, (ii) repay borrowings outstanding under ILG’s revolving credit facility and (iii) in each case, pay transaction expenses and fees in connection therewith. As previously announced, in connection with the Combination Transactions, Marriott Vacations Worldwide also expects the Issuer, as the borrower, to enter into new senior secured credit facilities (the “New Credit Facilities”), comprising a $900 million seven-year term loan credit facility and a $600 million five-year revolving credit facility.

The Notes were offered and sold, and documents relating to the Notes will only be distributed, to (i) persons reasonably believed to be “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) persons outside the United States that are not “U.S. persons” within the meaning of Regulation S under the Securities Act and that are not acquiring the Notes for the account or benefit of a U.S. person.

The Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Notes have not been registered under the Act or the securities laws of any other jurisdiction.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

About Marriott Vacations Worldwide Corporation

Marriott Vacations Worldwide Corporation is a leading global pure-play vacation ownership company, offering a diverse portfolio of quality products, programs and management expertise with over 65 resorts. Its brands include Marriott Vacation Club, The Ritz-Carlton Destination Club and Grand Residences by Marriott. Since entering the industry in 1984 as part of Marriott International, Inc., the company earned its position as a leader and innovator in vacation ownership products. The company preserves high standards of excellence in serving its customers, investors and associates while maintaining a long-term relationship with Marriott International.

About ILG

ILG (Nasdaq: ILG) is a leading provider of professionally delivered vacation experiences and the exclusive global licensee for the Hyatt®, Sheraton®, and Westin® brands in vacation ownership. The company offers its owners, members, and guests access to an array of benefits and services, as well as world-class destinations through its international portfolio of resorts and clubs. ILG’s operating businesses include Aqua-Aston Hospitality, Hyatt Vacation Ownership, Interval International, Trading Places International, Vacation Resorts International, VRI Europe, and Vistana Signature Experiences. Through its subsidiaries, ILG independently owns and manages the Hyatt Residence Club program and uses the Hyatt Vacation Ownership name and other Hyatt marks under license from affiliates of Hyatt Hotels Corporation. In addition, ILG’s Vistana Signature Experiences, Inc. is the exclusive provider of vacation ownership for the Sheraton and Westin brands and uses related trademarks under license from Starwood Hotels & Resorts Worldwide, LLC. Headquartered in Miami, Florida, ILG has offices in 15 countries and more than 10,000 associates.

Forward-Looking Statements

Information included in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements are any statements other than statements of historical fact, including statements regarding Marriott Vacations Worldwide and ILG’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the proposed combination of Marriott Vacations Worldwide and ILG; our beliefs relating to value creation as a result of a potential combination of Marriott Vacations Worldwide and ILG; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; statements regarding the Notes offering, the Notes and the New Credit Facilities and any other statements regarding Marriott Vacations Worldwide’s and ILG’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions, our relationships with the holders of licensed marks, and those additional factors disclosed as risks in other reports filed by us with the SEC, including those described in Part I of the Marriott Vacations Worldwide’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as in ILG’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Marriott Vacations Worldwide with the SEC, and any amendments thereto.

Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Marriott Vacations Worldwide and ILG; the possibility that Marriott Vacations Worldwide’s stockholders may not approve the issuance of the Marriott Vacations Worldwide shares to be issued in connection with the proposed transactions; the possibility that ILG’s stockholders may not approve the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Marriott Vacations Worldwide and ILG will not be integrated successfully; the potential impact of the disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the ability to retain key personnel; the availability of financing; the possibility that the proposed transactions do not close; as well as more specific risks and uncertainties. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Marriott Vacations Worldwide and ILG described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted as permitted under the Private Securities Litigation Reform Act of 1995. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Important Information and Where to Find It

The proposed transactions involving Marriott Vacations Worldwide and ILG will be submitted to Marriott Vacations Worldwide’s stockholders and ILG’s stockholders for their consideration. In connection with the proposed transaction, on July 19, 2018, Marriott Vacations Worldwide filed with the SEC an amendment to the registration statement on Form S-4 that included a joint proxy statement/prospectus for the stockholders of Marriott Vacations Worldwide and ILG and was filed with the SEC on June 6, 2018. The registration statement was declared effective by the SEC on July 23, 2018. Marriott Vacations Worldwide and ILG mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about July 25, 2018 and each of Marriott Vacations Worldwide and ILG intend to hold the special meeting of the stockholders of Marriott Vacations Worldwide and ILG on August 28, 2018. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Marriott Vacations Worldwide or ILG may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials and any other documents filed or furnished by Marriott Vacations Worldwide or ILG with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Marriott Vacations Worldwide by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com.

Participants in the Solicitation

Marriott Vacations Worldwide, ILG, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Marriott Vacations Worldwide’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018 and in its definitive proxy statement filed with the SEC on April 3, 2018, and information about ILG’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 1, 2018, and in its definitive proxy statement filed with the SEC on May 7, 2018. These documents are available free of charge from the sources indicated above, and from Marriott Vacations Worldwide by going to its investor relations page on its corporate web site at www.marriottvacationsworldwide.com and from ILG by going to its investor relations page on its corporate web site at www.ilg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transactions is presented in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Marriott Vacations Worldwide with the SEC, and may be included in other relevant materials that Marriott Vacations Worldwide and ILG file with the SEC.